Putnam
California Tax Exempt
Income Fund


Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-03

[GRAPHIC OMITTED: YELLOW FLOWER]


From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

You may have seen media coverage of market timing allegations involving Putnam Investments. A separate letter has been sent to you detailing the steps being taken by Putnam Investments to address these matters. In addition, the Board of Trustees of The Putnam Funds is conducting an independent investigation of these issues. When that investigation is complete, we will report to you on the steps we are taking to make sure that nothing like this happens in the future. We will, of course, ensure that your fund is fully compensated for any losses resulting from improper trading activity at Putnam. We appreciate your loyalty and want you to know that we intend to restore full confidence in Putnam, an organization that aspires to the highest ethical and business standards.

The balance of this report focuses on the performance of your fund. Putnam California Tax Exempt Income Fund registered positive results at net asset value as it closed the books on the fiscal year ended September 30, 2003. While it underperformed its benchmark index, it outperformed its Lipper category average at net asset value. The details are on the facing page.

In our view, the latter comparison is a more accurate indication of performance, since it is a measure of the fund's standing among peers who are operating in the same general market and economic milieu. It would be difficult for anyone to deny that California's municipal bond market faced some unusual and challenging circumstances during the fund's 2003 fiscal year.

In the following report, your fund's management team provides a summary of the strategies it employed in meeting these challenges. The team also offers its views on prospects for the months ahead.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

November 19, 2003


Report from Fund Management

Fund highlights

 * Putnam California Tax Exempt Income Fund's class A shares posted a return of 2.64% at net asset value (NAV) for the annual period ended September 30, 2003. The return at public offering price (POP) was -2.22%.

 * Due to differences in composition, the fund underperformed its benchmark, the Lehman Municipal Bond Index, which returned 3.90%.

 * However, at NAV, the fund outperformed the average for its competitive category, Lipper California Municipal Debt Funds, which returned 1.60%.

 * See the Performance Summary beginning on page 7 for complete fund performance, comparative performance, and Lipper data.


Performance commentary

We are pleased to report that the fund at net asset value outperformed the average return of its Lipper category. We attribute this outperformance to our effective manipulation of the fund's duration (i.e., its interest-rate sensitivity) through changing markets, and to an intricate cross-market arbitrage strategy that worked to the fund's advantage. Benchmark and Lipper category comparisons can be useful in evaluating fund performance, but typically, they show only part of the picture. For example, your fund invests a small portion of its assets in lower-rated, higher-yielding bonds, whereas the fund's benchmark index is made up entirely of investment-grade securities. In addition, the fund targets primarily bonds issued by California and its municipalities, and thus selects from a more limited pool of securities than that of the benchmark, which is nationally diversified. In our opinion, the Lipper California Municipal Debt Funds category more closely reflects the investing environment and opportunities of the fund.

FUND PROFILE

Putnam California Tax Exempt Income Fund invests typically in intermediate- to long-maturity municipal bonds issued in the state of California, which are used to help finance public projects such as schools, roads, water facilities, and hospitals. The fund may be appropriate for residents of California who seek income that is free from state and federal income taxes.


Market overview

Municipal bond yields were volatile in the fiscal year ended September 30, 2003. Falling tax revenues led to an overall decline in municipal credit quality. This, in combination with a burgeoning supply of municipal bonds, pushed yields higher. Counteracting this trend was the Federal Reserve Board's concern about deflation, which increased demand for bonds and decreased yields through mid July. When better-than-expected economic data emerged in late summer, demand for bonds cooled, and yields spiked. In September, yields receded once again. Overall, yields were somewhat higher at the end of the fiscal year. Meanwhile the spread, or difference, between yields of 10-year municipal bonds and 10-year Treasuries, narrowed significantly in the first half. Thus, the ratio of municipal bond yields to Treasury yields was quite high. By the end of September, the muni/Treasury yield ratio fell back toward its long-term average, with 10-year munis yielding about 85% of comparable 10-year Treasuries. In general, the difference between yields of high- and low-quality municipal bonds narrowed, reflecting growing investor demand for the higher yields that lower-quality bonds offered. California's fiscal woes continued, and the uncertainty surrounding the recall of Governor Gray Davis may have compounded worries. The yield spread between uninsured California general obligation bonds and general market AAA-rated bonds widened between mid July and the end of the reporting period.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 9/30/03
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (municipal bonds)                           3.90%
-------------------------------------------------------------------------------
Lehman Credit Index (corporate bonds)                                  10.47%
-------------------------------------------------------------------------------
CSFB High Yield Index (high-yield bonds)                               28.05%
-------------------------------------------------------------------------------
Lehman Government Bond Index
(U.S. Treasury and agency securities)                                   3.55%
-------------------------------------------------------------------------------

Equities
-------------------------------------------------------------------------------
Russell 1000 Value Index (large-company value stocks)                  24.37%
-------------------------------------------------------------------------------
Russell 1000 Growth Index (large-company growth stocks)                25.92%
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     24.40%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 9/30/03.
-------------------------------------------------------------------------------


Strategy overview

We shortened the portfolio's duration (a defensive move that lessens a fund's sensitivity to changes in interest rates) in April and May, after taking similar steps in early 2003. We did this because interest rates were at historically low levels, and were more likely, in our opinion, to rise rather than fall. This strategy helped protect portfolio assets when rates rose sharply between mid June and the end of July, and we then resumed a neutral duration in August and September as rates hovered in a narrower range.

In late July, we closed out the cross-market arbitrage position we had established earlier in the period. You may recall that we sought to take advantage of a market anomaly in which municipal bond yields, which are generally tax exempt, were nearly as high as comparable taxable Treasury yields. We bought intermediate-term municipal bonds and sold 10-year Treasury futures contracts, anticipating that the muni/Treasury yield ratio would revert to its long-term average and create an opportunity for gain. In fact, the yield ratio did fall, and a loss in value of the municipal bonds was more than offset by a gain in the value of the Treasury futures position. We sold the municipal bonds and bought back the Treasury futures contracts, thereby ending the trade and locking in a profit for the fund.

We continued our efforts to diversify the fund's high-yield holdings. As strong demand for higher-yielding munis pushed prices higher, the fund reduced or sold a number of its positions. We established positions in different high-yield bonds. Lastly, we maintained an underweight position in uninsured California state general obligation bonds. In light of California's troubled fiscal condition, we believe insured bonds and revenue bonds became more attractive choices.

[GRAPHIC OMITTED: horizontal bar chart THE FUND'S MATURITY AND DURATION
COMPARED]

THE FUND'S MATURITY AND DURATION COMPARED

                                        3/31/03    6/30/03      9/30/03
Average effective
maturity in years                         9.4        8.2          9.2

Duration
in years                                  6.8        6.0          7.0

Footnote reads:
This chart compares changes in the fund's duration (a measure of its sensitivity to interest-rate changes) and its average effective maturity (a weighted average of the holdings' maturities).

Average effective maturity takes into account put and call features, where applicable, and reflects prepayments for mortgage-backed securities.


How fund holdings affected performance

The most significant contributors to the fund's return for the period were not individual holdings, but rather the duration management and cross-market arbitrage strategies just discussed. However, in addition to these beneficial strategies, several holdings offered noteworthy results or had interesting developments. The fund's position in bonds issued by the California State Department of Water Resources was among the largest contributors to performance in the recent six-month period. As you may recall from the discussion in the semiannual report, this bond issue was the largest issue of municipal debt ever brought to market. Issued at a time when the municipal bond market was already flooded with excess supply, the bond's yields had to be high enough to entice investors to buy, and in fact, these bonds offered higher yields than comparably rated bonds. In the intervening six months, as the market absorbed the issue, the yield spread narrowed, and the bond prices rose accordingly.

The fund owned a position in California Statewide Community Development Authority bonds issued on behalf of obligor United Airlines. These bonds underperformed during the first half of the fiscal period, as the airline industry, in general, struggled. While many of the airlines recovered during the second half, those that had entered into bankruptcy and defaulted, including United Airlines, did not participate in the rebound. Based on our continuing research, we concluded that the bonds had little price appreciation potential, and we sold the position. These holdings dampened the fund's 12-month return. With the sale of the position, the fund no longer has any exposure to airline bonds.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW

Aaa/AAA           (69.6%)

Aa/AA              (6.5%)

A                  (3.2%)

Baa/BBB           (13.8%)

Ba/BB              (4.8%)

B                  (1.8%)

VMIG1/A-1          (0.2%)

Other              (0.1%)

Footnote reads:
As a percentage of market value as of 9/30/03. A bond rated Baa/BBB or higher is considered investment grade. The chart reflects Moody's and Standard & Poor's ratings; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Another detractor during the period was the fund's position in San Joaquin Hills Transportation Corridor Agency bonds, issued in 1993 to provide funding for the building of a new toll road in Southern California. The traffic on the toll road, though increasing, has produced revenues that will eventually be insufficient to service the debt. Future interest payments on the debt are now considered to be in jeopardy, unless some sort of restructuring of the debt is accomplished. Although Moody's has not changed its rating on these bonds, Standard & Poor's downgraded the debt from BBB-to BB in May, which had a detrimental effect on the bond price. Despite this uncertainty, the fund continues to hold its position pending further development of what appears to be a promising plan for restructuring the debt. Under consideration is a plan whereby revenues from another new toll road that is doing well could subsidize the road that is under-producing. In our view, the potential upside from this restructuring -- should it occur -- outweighs the risks of holding the bonds. The market has already discounted the price of the bond, and we believe the current price reflects most of the inherent risk.

Putnam's bond analyst covering tobacco settlement bonds has offered support for a more positive view of the industry. This, in turn, translates into a more positive outlook for these bonds, which are issued by municipalities and secured by cash payments made in satisfaction of legal judgments against the tobacco industry. Recently, numerous court cases have been decided in the industry's favor and have reduced, somewhat, the risk of unfavorable rulings. Accordingly the fund has purchased more tobacco settlement bonds, and brought the weighting to neutral, relative to the benchmark. It is anticipated that the fund will move toward an overweight position in tobacco settlement bonds, if attractive investment opportunities arise.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management team

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are David Hamlin (Portfolio Leader), Paul Drury (Portfolio Member), Susan McCormack (Portfolio Member), Jim St. John (Portfolio Member), Richard Wyke (Portfolio Member), and Kevin Cronin.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

We anticipate continued volatility in the coming six months, and we believe the Federal Reserve Board will hold the federal funds rate steady at 1%. Our 12- to 18-month outlook is less certain. If economic policy succeeds, we could experience a classic bear market for bonds that may push yields higher. However, it is also possible that the economy may not respond satisfactorily to fiscal and monetary policy, and the yield on 10-year Treasuries could fall. Given this degree of uncertainty, we have, at this time, positioned the fund's duration at neutral, relative to its benchmark. Currently, we no longer see much opportunity to capitalize on yield spreads between municipal bonds and Treasuries, as we believe the relationship between them is now near the long-term average. We expect that the credit quality of general obligation municipal bonds will remain under pressure, because tax revenues cannot be expected to grow significantly until taxpayers begin to report improved earnings. Although yield spreads between high- and low-quality municipal bonds have narrowed somewhat, we believe they could narrow further. As a result, we may see more opportunity for potential gain in this area. In keeping with the fund's objective, we will continue to monitor market conditions as we pursue a high level of tax-free income and seek to manage the fund's risk exposures.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund concentrates its investments in one state and involves more risk than a fund that invests more broadly.


Performance summary

This section provides information about your fund's performance during its fiscal year, which ended September 30, 2003. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 9 for definitions of some terms used in this section.

-----------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/03
-----------------------------------------------------------------------------------------------------
                       Class A               Class B              Class C               Class M
(inception dates)     (4/29/83)             (1/4/93)             (7/26/99)             (2/14/95)
-----------------------------------------------------------------------------------------------------
                   NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP
-----------------------------------------------------------------------------------------------------
1 year            2.64%     -2.22%      2.09%     -2.79%      1.83%      0.85%      2.45%     -0.92%
-----------------------------------------------------------------------------------------------------
5 years          25.47      19.55      21.60      19.66      20.59      20.59      23.60      19.56
Annual average    4.64       3.64       3.99       3.65       3.82       3.82       4.33       3.64
-----------------------------------------------------------------------------------------------------
10 years         66.68      58.84      56.36      56.36      53.74      53.74      61.54      56.32
Annual average    5.24       4.74       4.57       4.57       4.39       4.39       4.91       4.57
-----------------------------------------------------------------------------------------------------
Annual average
(life of fund)    7.73       7.47       6.91       6.91       6.86       6.86       7.29       7.12
-----------------------------------------------------------------------------------------------------

   Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
   (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge
   (or CDSC) and higher operating expenses for such shares.



-------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/03
-------------------------------------------------------------
                      Lehman        Lipper California
                     Municipal        Municipal Debt
                       Bond           Funds category
                      Index              average*
-------------------------------------------------------------
1 year                 3.90%               1.60%
-------------------------------------------------------------
5 years               31.74               23.17
Annual average         5.67                4.25
-------------------------------------------------------------
10 years              79.58               66.15
Annual average         6.03                5.20
-------------------------------------------------------------
Annual average
(life of fund)         8.25                7.66
-------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 5-, and 10-year periods ended 9/30/03, there were 121, 90, and 50 funds, respectively, in this Lipper category.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 9/30/93 to 9/30/03

                                           Lehman
                    California            Municipal
                    Tax Exempt              Bond
                    Income Fund             Index

9/30/93                9,425               10,000
9/30/94                8,977                9,756
9/30/95               10,264               10,847
9/30/96               10,885               11,502
9/30/97               11,750               12,539
9/30/98               12,603               13,632
9/30/99               12,181               13,537
9/30/00               13,286               14,373
9/30/01               14,588               15,867
9/30/02               15,038               17,285
9/30/03              $15,884              $17,958

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $15,636 and $15,374, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $16,154 ($15,632 at public offering price). See first page of performance section for performance calculation method.

--------------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 9/30/03
--------------------------------------------------------------------------------------------------------
                                           Class A         Class B         Class C         Class M
Distributions (number)                        12              12              12              12
--------------------------------------------------------------------------------------------------------
Income 1                                  $0.389701       $0.333370       $0.321779       $0.363125
--------------------------------------------------------------------------------------------------------
Capital gains 1
--------------------------------------------------------------------------------------------------------
  Long-term                               $0.052000       $0.052000       $0.052000       $0.052000
--------------------------------------------------------------------------------------------------------
  Short-term                              $0.000400       $0.000400       $0.000400       $0.000400
--------------------------------------------------------------------------------------------------------
Total                                     $0.442101       $0.385770       $0.374179       $0.415525
--------------------------------------------------------------------------------------------------------
Share Value:                            NAV       POP        NAV             NAV        NAV       POP
--------------------------------------------------------------------------------------------------------
9/30/02                               $8.84      $9.28      $8.83           $8.87      $8.82     $9.12
--------------------------------------------------------------------------------------------------------
9/30/03                                8.62       9.05       8.62            8.65       8.61      8.90
--------------------------------------------------------------------------------------------------------
Current return (end of period)
--------------------------------------------------------------------------------------------------------
Current dividend rate 2                4.50%      4.29%      3.86%           3.71%      4.20%     4.07%
--------------------------------------------------------------------------------------------------------
Taxable equivalent 3                   7.63       7.28       6.55            6.29       7.12      6.90
--------------------------------------------------------------------------------------------------------
Current 30-day SEC yield 4             3.69       3.51       3.05            2.90       3.40      3.28
--------------------------------------------------------------------------------------------------------
Taxable equivalent 3                   6.26       5.95       5.17            4.92       5.77      5.56
--------------------------------------------------------------------------------------------------------


1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 41.05% federal and state combined tax rate for 2003.
  Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


Comparative indexes

Credit Suisse First Boston (CSFB) High Yield Index is an unmanaged index of high-yield debt securities.

Lehman Credit Index is an unmanaged index of corporate bonds.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 1000 Growth Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


Independent auditors' report

The Board of Trustees and Shareholders Putnam California Tax Exempt
Income Fund

We have audited the accompanying statement of assets and liabilities of Putnam California Tax Exempt Income Fund, including the fund's portfolio, as of September 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam California Tax Exempt Income Fund as of September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Boston, Massachusetts
November 17, 2003


The fund's portfolio
September 30, 2003

Key to Abbreviations
-------------------------------------------------------------------------------
AMBAC                 AMBAC Indemnity Corporation
COP                   Certificate of Participation
FGIC                  Financial Guaranty Insurance Company
FRB                   Floating Rate Bonds
FSA                   Financial Security Assurance
G.O. Bonds            General Obligation Bonds
IFB                   Inverse Floating Rate Bonds
IF COP                Inverse Floating Rate Certificate of Participation
MBIA                  MBIA Insurance Company
TAN                   Tax Anticipation Notes
VRDN                  Variable Rate Demand Notes

Municipal bonds and notes (98.0%) (a)
Principal amount                                     Rating (RAT)         Value

California (87.1%)
-------------------------------------------------------------------------------
               Alameda, Corridor Trans. Auth.
               Rev. Bonds
    $9,500,000 Ser. A, 5 1/4s, 10/1/21               Aaa            $10,034,375
    19,750,000 MBIA, zero %, 10/1/35                 Aaa              3,431,563
    14,500,000 Ser. 99-A, MBIA, zero %, 10/1/31      Aaa              3,153,750
    16,000,000 Anaheim, IF COP (Convention Ctr.),
               MBIA, 11.32s, 7/16/23                 Aaa             19,720,000
               Anaheim, Pub. Fin. Auth. Lease
               Rev. Bonds  (Pub. Impt.), Ser. C,
               FSA
    16,080,000 zero %, 3/1/37                        Aaa              2,613,000
    12,485,000 zero %, 9/1/34                        Aaa              2,340,938
    24,000,000 Anaheim, Pub. Fin. Auth. Tax Alloc.
               IFB, MBIA, 11.79s, 12/28/18           Aaa             33,180,000
       975,000 Association of Bay Area Governments
               (ABAG) Fin. Auth. for Nonprofit
               Corps. Rev. Bonds (San Diego Hosp.
               Assn.), Ser. C, 5 3/8s, 3/1/21        Baa1               964,031
               Brentwood, Infrastructure Auth.
               Rev. Bonds, Ser. 94-1
    10,235,000 5 5/8s, 9/2/29                        BB -/P           9,710,456
     2,270,000 5.6s, 9/2/19                          BB-/P            2,190,550
    11,180,000 CA Edl. Fac. Auth. IFB (PA 839),
               9.178s, 12/1/32 (acquired 5/14/01,
               cost $11,230,310) (RES)               AAA/P           11,934,650
               CA Edl. Fac. Auth. Rev. Bonds
     4,000,000 (CA Institute of Technology),
               Ser. A, 5s, 10/1/32                   Aaa              4,045,000
    20,000,000 (U. of Southern CA), Ser. C, 5 1/8s,
               10/1/28                               Aa1             20,350,000
               CA Hlth. Fac. Auth. Rev. Bonds
    12,500,000 (Sutter Hlth.), Ser. A, 5.35s,
               8/15/28                               Aaa             12,921,875
    35,385,000 Ser. 5, MBIA, 5s, 7/1/14              Aaa             36,921,417
     1,660,000 Ser. B, AMBAC, 5s, 7/1/21             BBB+/P           1,743,332
               CA Hlth. Fac. Fin. Auth. Rev. Bonds
     3,500,000 (Adventist Hlth. Syst.), Ser. A, 5s,
               3/1/33                                A                3,316,250
     2,500,000 (Stanford Hosp. & Clinics), Ser. A,
               5s, 11/15/23                          A3               2,493,750
    19,340,000 Ser. B, AMBAC, 5s, 7/1/21             BBB+/P          19,982,475
               CA Infrastructure & Econ. Dev. Bank
               Rev. Bonds (Bay Area Toll Bridges)
    12,000,000 AMBAC, 5s, 7/1/33                     Aaa             12,120,000
     5,000,000 Ser. A, FGIC, 5s, 7/1/29              Aaa              5,062,500
    16,500,000 CA Poll. Control Fin. Auth. Poll.
               Control Rev. Bonds (Pacific Gas &
               Electric Corp.), Ser. A, MBIA,
               5.35s, 12/1/16                        Aaa             17,778,750
     7,000,000 CA Poll. Control Fin. Auth. Solid
               Waste Disp. FRB (Waste Mgmt., Inc.),
               Ser. B, 4.45s, 7/1/27                 BBB              7,140,000
    10,290,000 CA Poll. Control Fin. Auth. Solid
               Waste Disp. Rev. Bonds (Keller
               Canyon Landfill Co.), 6 7/8s,
               11/1/27                               BB-             10,297,100
    24,200,000 CA State Dept. of Wtr. Resources
               IFB (Central Valley), 12.7s, 12/1/12
               (acquired 10/23/97, cost
               $25,632,450) (RES)                    Aa2             37,207,500
               CA State Dept. of Wtr. Resources
               Rev. Bonds
     7,000,000 Ser. X, FGIC, 5 1/2s, 12/1/17         Aaa              8,120,000
     8,500,000 Ser. A, AMBAC, 5 1/2s, 5/1/16         Aaa              9,477,500
    100,000,000Ser. A, AMBAC, 5 1/2s, 5/1/15         Aaa            112,375,000
    26,000,000 Ser. A, AMBAC, 5 1/2s, 5/1/14         Aaa             29,445,000
    60,000,000 Ser. A, AMBAC, 5 1/2s, 5/1/13         Aaa             68,325,000
     4,000,000 Ser. A, 5 1/4s, 5/1/20                A3               4,150,000
     5,000,000 Ser.W, FSA, 5 1/8s, 12/1/29           Aaa              5,093,750
    25,000,000 Ser. A, 5 1/8s, 5/1/19                A3              25,906,250
    20,000,000 Ser. A, 5 1/8s, 5/1/18                A3              20,875,000
    23,000,000 Ser. O, MBIA, 4 3/4s, 12/1/29         Aaa             22,683,750
               CA State G.O. Bonds
     3,125,000 FGIC, 8s, 11/1/07                     Aaa              3,142,031
    22,375,000 FGIC, 8s, 11/1/07 (Prerefunded)       AAA             25,255,781
    16,540,000 AMBAC, 6s, 2/1/18                     Aaa             19,765,300
    16,545,000 AMBAC, 5 1/2s, 4/1/11                 Aaa             19,006,069
    10,000,000 5 1/4s, 2/1/20                        A3              10,737,500
    21,000,000 5 1/4s, 2/1/18                        A3              22,758,750
    10,000,000 AMBAC, 5s, 4/1/23                     Aaa             10,175,000
    20,800,000 Ser. 33, MBIA, zero %, 10/1/11        AA-             15,574,000
    60,000,000 MBIA, zero %, 9/1/11                  AAA             45,075,000
               CA State Pub. Wks. Board Lease
               Rev. Bonds
    28,000,000 Ser. A, MBIA, 6 1/2s, 9/1/17          Aaa             35,035,000
    33,500,000 (Dept. of Corrections-State
               Prisons), Ser. A, AMBAC, 5s, 12/1/19  Aaa             35,928,750
     6,555,000 (Library & Courts Annex), Ser. A,
               5s, 5/1/18                            Baa1             6,718,875
     1,340,000 CA State U. Foundation
               Rev. Bonds (Sacramento Auxiliary),
               Ser. A, MBIA, 5 1/2s, 10/1/37         Aaa              1,415,375
               CA Statewide Cmnty. Dev. Auth. Apt.
               Dev. Rev. Bonds (Irvine Apt.
               Cmntys.)
    12,500,000 Ser. A-4, 5 1/4s, 5/15/25             Baa2            13,296,875
    20,000,000 Ser. A-3, 5.1s, 5/15/25               Baa2            21,275,000
    15,000,000 CA Statewide Cmnty. Dev. Auth. COP
               (The Internext Group), 5 3/8s,
               4/1/30                                BBB-            14,118,750
               CA Statewide Cmnty. Dev. Auth.
               Multi-Fam.  Rev. Bonds
     6,000,000 (Archstone Communities), 5.3s,
               6/1/29                                Baa1             6,420,000
     5,000,000 (Hsg. Equity Res.), Ser. B, 5.2s,
               12/1/29                               Baa1             5,381,250
     4,000,000 (Hsg. Equity Res.), Ser. C, 5.2s,
               12/1/29                               Baa1             4,330,000
     3,500,000 CA Statewide Cmnty. Dev. Auth. Solid
               Waste Fac. Rev. Bonds (Waste Mgt.,
               Inc), 4.95s, 4/1/11                   BBB              3,533,425
               CA Statewide Cmnty. Dev. Auth.
               Special Tax  Rev. Bonds
       805,000 (Cmnty. Fac. Dist. No. 1-Zone 3),
               7 5/8s, 9/1/30                        BB-/P              838,206
     1,695,000 (Cmnty. Fac. Dist. No. 1-Zone 1A),
               7 1/2s, 9/1/30                        BB-/P            1,739,494
     2,270,000 (Cmnty. Fac. Dist. No. 1-Zone 1C),
               7 1/4s, 9/1/30                        BB-/P            2,352,288
     1,750,000 (Cmnty. Fac. Dist. No. 1-Zone 1B),
               zero %, 9/1/20                        BB-/P              518,438
     1,500,000 CA Statewide Cmnty. Dev. Auth. VRDN
               (Concordia U. Irvine), Ser. A,
               0.95s, 10/1/31                        VMIG1            1,500,000
     1,000,000 CA Tobacco Securitization Agcy.
               Rev. Bonds (Gold Cnty. Funding
               Corp.), 5 3/4s, 6/1/27                Baa2               872,500
     8,000,000 Capistrano, Unified School Dist.
               Cmnty. Fac. Special Tax Bonds
               (Ladera), Ser. 98-2, 5 3/4s, 9/1/29   BB/P             7,850,000
    10,800,000 Central CA Joint Pwr. Hlth. Fin.
               Auth. COP (Cmnty. Hosp. of Central
               CA), 6s, 2/1/30                       Baa2            11,124,000
    32,000,000 Chino Basin, Regl. Fin. Auth.
               Rev. Bonds, AMBAC, 5 3/4s, 8/1/22     Aaa             33,378,880
               Chula Vista, Cmnty. Fac. Dist.
               Special Tax  Rev. Bonds
     3,750,000 (No. 06-1 Eastlake Woods Area),
               6.2s, 9/1/33                          BB/P             3,801,563
     2,000,000 (No. 06-1 Eastlake Woods Area),
               6.15s, 9/1/26                         BB/P             2,025,000
     4,420,000 (Cmnty. Fac. Dist. No. 97-3), 6.05s,
               9/1/29                                BB+/P            4,497,350
    68,280,000 Commerce, Redev. Agcy. Rev. Bonds
               (Project 1, Tax Alloc.), zero %,
               8/1/21                                BBB-            25,007,550
    35,000,000 Contra Costa, Home Mtge. Fin. Auth.
               Rev. Bonds, Ser. G, MBIA, zero %,
               9/1/17                                Aaa             18,637,500
               Contra Costa, Wtr. Dist. Rev. Bonds,
               Ser. G, MBIA
    36,915,000 5s, 10/1/26                           Aaa             37,099,575
    41,500,000 5s, 10/1/24                           Aaa             41,915,000
    10,000,000 Corona, COP (Vista Hosp. Syst.),
               Ser. B, 9 1/2s, 7/1/20 (In default)
               (NON)                                 D/P              4,000,000
    19,000,000 Delano, COP (Delano Regl. Med.
               Ctr.), 5.6s, 1/1/26                   BBB-            18,216,250
               Duarte, COP, Ser. A
    15,000,000 5 1/4s, 4/1/31                        Baa2            14,493,750
     7,500,000 5 1/4s, 4/1/24                        Baa2             7,368,750
    10,725,000 El Camino, Hosp. Dist. Rev. Bonds,
               Ser. A, AMBAC, 6 1/4s, 8/15/17        Aaa             12,883,406
               Foothill/Eastern Corridor Agcy. Toll
               Roads Rev. Bonds
    34,150,000 (Sr. Lien), Ser. A, 6 1/2s, 1/1/32    Aaa             39,400,563
    38,875,000 (Sr. Lien), Ser. A, 6s, 1/1/34        Aaa             44,220,313
    19,000,000 5 3/4s, 1/15/40                       Baa3            19,451,250
     5,000,000 MBIA, 5 3/8s, 1/15/14                 Aaa              5,568,750
               Golden State Tobacco Securitization
               Corp. Rev. Bonds
     6,075,000 Ser. A-4, 7.8s, 6/1/42                Baa2             6,112,969
    14,000,000 Ser. 2003 A-1, 6 1/4s, 6/1/33         Baa2            12,145,000
    36,000,000 Ser. B, 5 1/2s, 6/1/33                Baa1            35,640,000
               Irvine, Impt. Board Act of 1915
               Special Assmt. Bonds
     5,000,000 (Assmt. Dist. No. 00-18-GRP 2),
               5.6s, 9/2/22                          BB+/P            5,012,500
     1,830,000 (Assmt. Dist. No. 00-18-GRP 3),
               5.55s, 9/2/26                         BBB-/P           1,832,288
               Irvine, Impt. Board Act of 1915 VRDN
     1,300,000 (Assmt. Dist. No. 94-13), 1.2s,
               9/2/22                                VMIG1            1,300,000
     1,150,000 (Assmt. Dist. No. 97-16), 1.2s,
               9/2/22                                VMIG1            1,150,000
       220,000 (Assmt. Dist. No. 94-15), 1.2s,
               9/2/20                                VMIG1              220,000
    10,510,000 Kern, High School Dist. IFB, Ser.
               14, MBIA, 11.57s, 2/1/13 (acquired
               6/29/98, cost $14,124,599) (RES)      Aaa             14,674,588
    14,180,000 Lake Elsinore, Pub. Fin. Auth. Tax
               Alloc. Rev. Bonds, Ser. C, 6.7s,
               10/1/33                               BB+/P           14,995,350
     4,035,000 Long Beach, Bond Fin. Auth.
               Rev. Bonds (Indl. Redev. Project),
               Ser. B , AMBAC, 5 1/2s, 11/1/22       Aaa              4,564,594
    21,530,000 Los Angeles, Bldg. Auth. Rev. Bonds
               (CA Dept. Gen. Svcs.), Ser. A,
               MBIA, 5 5/8s, 5/1/11                  Aaa             25,028,625
    37,465,000 Los Angeles, Convention & Exhibition
               Ctr. Auth. Lease COP, 9s, 12/1/20     Aaa             43,740,388
    25,000,000 Los Angeles, Harbor Dept.
               Rev. Bonds, 7.6s, 10/1/18             AAA             32,531,250
    26,235,000 Los Angeles, Pension Auth. COP,
               Ser. A, MBIA, 6.9s, 6/30/08           Aaa             31,875,525
               Los Angeles, Unified School Dist.
               G.O. Bonds
     6,880,000 MBIA, 5 3/4s, 7/1/15                  Aaa              8,144,200
     5,000,000 Ser. A, MBIA, 5 1/2s, 7/1/15          Aaa              5,693,750
     6,380,000 Ser. B, FGIC, 5 3/8s, 7/1/14          Aaa              7,416,750
     7,455,000 Ser. B, FGIC, 5 3/8s, 7/1/13          Aaa              8,666,438
     5,500,000 Ser. B, FGIC, 5 3/8s, 7/1/12          Aaa              6,393,750
     8,785,000 Ser. B, FGIC, 5 3/8s, 7/1/11          Aaa             10,212,563
     6,830,000 Ser. E, MBIA, 5 1/8s, 1/1/27          Aaa              7,009,288
    10,000,000 Los Angeles, Wtr. & Pwr. Rev. Bonds,
               Ser. B, FSA, 5s, 7/1/35               Aaa             10,087,500
    10,000,000 Los Angeles Cnty., Metropolitan
               Trans. Auth. Rev. Bonds (Proposition
               C), Ser. A, MBIA, 5 1/4s, 7/1/12      Aaa             11,350,000
    12,150,000 Los Angeles Cnty., Metropolitan
               Trans. Auth. Sales Tax Rev. Bonds
               (2nd Ser.), Ser. A, AMBAC, 5s,
               7/1/25                                Aaa             12,210,750
               Los Angeles Cnty., Pub. Wks. Fin.
               Auth. Rev. Bonds, Ser. A
    15,235,000 MBIA, 5 3/4s, 9/1/07                  Aaa             17,310,769
     7,000,000 AMBAC, 5 1/2s, 10/1/10                Aaa              7,980,000
     8,000,000 AMBAC, 5 1/2s, 10/1/09                Aaa              9,180,000
    13,000,000 Los Angeles Cnty., Sanitation Dist.
               Fin. Auth. Rev.  Bonds (Capital
               Projects), Ser. A, MBIA, 5s, 10/1/23  Aaa             13,000,000
     4,000,000 Metropolitan Wtr. Dist. G.O. Bonds,
               Ser. A, 5 1/4s, 3/1/14                Aaa              4,410,000
    20,000,000 Metropolitan Wtr. Dist. IFB
               (Southern CA Wtr. Wks.), 10.242s,
               8/10/18                               Aa2             27,325,000
               Metropolitan Wtr. Dist. Rev. Bonds
    10,000,000 Ser. A, 5 1/2s, 7/1/10                Aa2             11,300,000
    26,255,000 Ser. C, 5s, 7/1/27                    Aa2             26,353,456
    33,445,000 Ser. A, 5s, 7/1/26                    Aa2             33,695,838
    16,600,000 Mount Diablo, Hosp. Rev. Bonds,
               Ser. A, AMBAC,  5s, 12/1/13           Aaa             16,991,926
     6,260,000 North Natomas, Cmnty. Fac. Dist.
               Special Tax Rev. Bonds, Ser. B,
               6 3/8s, 9/1/31                        BB+/P            6,471,275
     4,000,000 North Orange Cnty., Cmnty. College
               G.O. Bonds, Ser. A, MBIA, 5s, 2/1/27  Aaa              4,055,000
               Northern CA Pwr. Agcy. Pub. Pwr.
               Rev. Bonds, Ser. A
     7,720,000 AMBAC, 5.8s, 7/1/09                   Aaa              9,099,950
     3,925,000 AMBAC, 5.8s, 7/1/09 (Prerefunded)     AAA              4,651,125
     5,780,000 (Hydroelectric), MBIA, 5 1/4s,
               7/1/12                                Aaa              6,444,700
               Oakland, Bldg. Auth. Rev. Bonds,
               AMBAC
     6,540,000 5 1/2s, 4/1/13                        Aaa              7,341,150
     6,295,000 5 1/2s, 4/1/12                        Aaa              7,050,400
               Orange Cnty., Cmnty. Fac. Dist.
               Special Tax Rev. Bonds. Ser. A
     3,000,000 (Ladera Ranch - No. 1), 6 1/4s,
               8/15/30                               BB+/P            3,041,250
     1,800,000 (Ladera Ranch - No. 1), 6.2s,
               8/15/23                               BB+/P            1,833,750
     1,290,000 (Ladera Ranch - No. 1), 6.2s,
               8/15/20                               BB+/P            1,314,188
     2,400,000 (Ladera Ranch - No. 01-1), 6s,
               8/15/32                               BB/P             2,445,000
     3,725,000 (Ladera Ranch - No. 02-1), 5.55s,
               8/15/33                               BB+/P            3,641,188
    11,700,000 Orange Cnty., Local Trans. Auth.
               Sales Tax Rev. Bonds, 5.7s, 2/15/10   Aaa             13,645,125
    12,840,000 Oxnard, Redev. Agcy. Tax Alloc.
               Rev. Bonds (Century City
               Revitalization), Ser. A, 6 1/2s,
               9/1/16                                BBB             13,272,580
    24,855,000 Pasadena, Cap. Impt. IF COP, AMBAC,
               3.43s, 2/1/14                         Aaa             28,645,388
     2,500,000 Placentia, Redev. Auth. Tax Alloc.
               Rev. Bonds, Ser. B, 5 3/4s, 8/1/32    BBB+             2,543,750
               Pleasanton, Joint Pwr. Fin. Auth.
               Rev. Bonds, Ser. B
     5,395,000 6 3/4s, 9/2/17                        BBB+/P           5,523,131
     8,315,000 6.6s, 9/2/08                          BBB+/P           8,586,901
     1,795,000 6 1/2s, 9/2/04                        BBB+/P           1,840,952
     9,000,000 Rancho Cucamonga, Redev. Agcy. TAN
               (Rancho Redev. Project), MBIA,
               5 1/8s, 9/1/30                        Aaa              9,157,500
    10,400,000 Redding, Elec. Syst. IFB, MBIA,
               11.59s, 7/1/22                        Aaa             15,119,000
     4,250,000 Riverside Cnty., Pub. Fin. Auth.
               COP, 5.8s, 5/15/29                    BBB-             4,281,875
               Riverside Cnty., Pub. Fin. Auth.
               Impt. Special Assmt. Bonds (Rancho
               Village)
       700,000 6 3/4s, 9/2/14                        BB/P               730,625
     3,725,000 Ser. B, 6 1/4s, 9/2/13                BB/P             3,925,219
               Roseville, Cmnty. Fac. Special Tax
               Bonds (Dist. 1)
     1,750,000 6s, 9/1/33                            BB/P             1,747,813
    11,200,000 5 3/4s, 9/1/23                        BB+/P           11,186,000
    12,725,000 Sacramento, City Fin. Auth. Lease
               Rev. Bonds, Ser. A, AMBAC, 5 3/8s,
               11/1/14                               Aaa             14,633,750
               Sacramento, Muni. Util. Dist. Elec.
               Rev. Bonds
    12,000,000 Ser. A, MBIA, 6 1/4s, 8/15/10         Aaa             14,460,000
     3,000,000 Ser. K, AMBAC, 5.7s, 7/1/17           Aaa              3,532,500
    11,500,000 Ser. K, AMBAC, 5 1/4s, 7/1/24         Aaa             12,420,000
               Sacramento, Special Tax Rev. Bonds
               (Northern Natomas Cmnty. Fac.)
     4,905,000 Ser. 4-A, 5.7s, 9/1/23                BB+/P            4,898,869
     1,500,000 6s, 9/1/28                            BB/P             1,516,875
    18,500,000 Sacramento Cnty., COP (Pub. Fac.
               Project), AMBAC, 4 3/4s, 10/1/27      Aaa             18,315,000
     7,500,000 Sacramento Cnty., Sanitation Dist.
               Rev. Bonds, Ser. A, 5 7/8s, 12/1/27   AA               8,250,000
     6,000,000 San Diego, ABAG Fin. Auth. For
               Nonprofit Corps. Rev. Bonds (San
               Diego Hosp.), Ser. A,
               6 1/8s, 8/15/20                       Baa1             6,315,000
    15,350,000 San Diego, Pub. Fac. Fin. Auth. Swr.
               Rev. Bonds, FGIC, 5s, 5/15/25         Aaa             15,465,125
               San Diego, School Dist. G.O. Bonds
               (Election of 1998), Ser. B, MBIA
     2,500,000 zero %, 7/1/13                        Aaa              1,675,000
     1,340,000 zero %, 7/1/12                        Aaa                951,400
    20,500,000 San Diego, Wtr. Util. Rev. Bonds,
               FGIC, 4 3/4s, 8/1/28                  Aaa             20,269,375
               San Diego Cnty., COP
     4,000,000 (Burnham Institute), 6 1/4s, 9/1/29   Baa3             4,160,000
    15,800,000 AMBAC, 5 1/4s, 9/1/06                 AAA/P           17,123,250
               San Diego Cnty., Wtr. Auth. COP,
               Ser. A
     5,000,000 5 3/4s, 5/1/11                        AA               5,831,250
    12,000,000 FGIC, 5s, 5/1/14                      Aaa             12,900,000
               San Diego Cnty., Wtr. Auth. IF COP,
               Ser. B, MBIA
    20,000,000 11.37s, 4/8/21                        Aaa             25,725,000
    28,350,000 11.37s, 4/21/11                       Aaa             40,257,000
     7,225,000 San Francisco, City & Cnty. Redev.
               Fin. Auth. Rev. Bonds (Redev.
               Project), Ser. B, FGIC, 5 1/4s,
               8/1/18                                Aaa              7,911,375
    10,000,000 San Francisco, State Bldg. Auth.
               Lease Rev. Bonds (San Francisco
               Civic Ctr. Complex), Ser. A,
               AMBAC, 5 1/4s, 12/1/21                Aaa             10,625,000
               San Joaquin Hills, Trans. Corridor
               Agcy. Rev. Bonds (Toll Road)
    34,125,000 5s, 1/1/33                            Baa3            30,584,531
    25,000,000 Ser. A, MBIA, zero %, 1/15/32         Aaa              5,406,250
    21,625,000 Ser. A, MBIA, zero %, 1/15/23         Aaa              7,893,125
    12,600,000 San Jose, Redev. Agcy. Tax Alloc.
               Rev. Bonds (Merged Area Redev.),
               MBIA, 4 3/4s, 8/1/24                  Aaa             12,600,000
               San Marcos, Pub. Fac. Auth.
               Rev. Bonds
     3,000,000 5.8s, 9/1/27                          Baa3             3,071,250
     1,635,000 5.8s, 9/1/18                          Baa3             1,712,663
     2,295,000 5 1/2s, 9/1/10                        Baa3             2,472,863
    40,000,000 San Mateo Cnty., Joint Pwr. Fin.
               Auth. Rev. Bonds, FSA, 5 3/4s,
               7/15/29                               Aaa             42,272,000
       600,000 Santa Ana, Hlth. Fac. VRDN
               (Multi-Modal Town & Country), 1.2s,
               10/1/20                               A-1+               600,000
     3,070,000 Santa Ana, Unified School Dist. G.O.
               Bonds (Election of 1999), Ser. B,
               FGIC, zero %, 8/1/22                  Aaa              1,174,275
     4,590,000 Santa Barbara Cnty., COP, AMBAC, 5s,
               10/1/27                               Aaa              4,653,113
               Santa Clara Valley, Wtr. Dist.
               Rev. Bonds, FGIC
    10,600,000 5 3/4s, 2/1/15                        Aaa             10,916,728
    25,000,000 5 3/4s, 2/1/15 (Prerefunded)          Aaa             25,894,000
               Santaluz Cmnty., Facs. Dist. No. 2
               Special Tax Rev. Bonds
    21,000,000 (Impt. Area No. 1), 6 3/8s, 9/1/30    BB/P            21,393,750
       500,000 (Impt. Area No. 3), Ser. B, 6.2s,
               9/1/30                                BB+/P              507,500
       500,000 (Impt. Area No. 3), Ser. B, 6.1s,
               9/1/21                                BB+/P              506,250
     7,525,000 Sierra View, Hlth. Care Dist.
               Rev. Bonds, 5.4s, 7/1/22              BBB-             7,205,188
    45,200,000 South Orange Cnty., Pub. Fin. Auth.
               Rev. Bonds, FGIC, 5 1/2s, 8/15/15     Aaa             47,073,540
               Southern CA Pub. Pwr. Auth.
               Rev. Bonds, Ser. A
     3,750,000 (Southern Transmission), FSA,
               5 1/4s, 7/1/18                        Aaa              4,087,500
    42,690,000 (Mead Adelanto), AMBAC, 4 7/8s,
               7/1/20                                Aaa             43,170,263
     3,000,000 Stockton, Cmnty. Fac. Dist. Special
               Tax Rev. Bonds (Mello Roos-Weston
               Ranch), Ser. A, 5.8s, 9/1/14          Baa1             3,135,000
     6,545,000 Sunnyvale, Cmnty. Fac. Dist. Special
               Tax Rev. Bonds, 7.65s, 8/1/21         BB-/P            6,561,363
               Thousand Oaks, Cmnty. Fac. Dist.
               Special Tax Rev. Bonds (Marketplace
               94-1)
    21,775,000 6 7/8s, 9/1/24                        B/P            21,775,000
    25,905,000 zero %, 9/1/14                        B/P             11,171,531
     5,000,000 Tobacco Securitization Auth. of
               Southern CA Rev. Bonds, Ser. A,
               5 5/8s, 6/1/43                        Baa2             3,761,250
               Torrance, Memorial Med. Ctr.
               Rev. Bonds, Ser. A
     1,000,000 6s, 6/1/22                            A1               1,077,500
     2,000,000 5 1/2s, 6/1/31                        A1               2,040,000
     4,000,000 Tustin, Unified School Dist. Bonds
               (Cmnty. Fac. Dist. No. 97-1),
               6 3/8s, 9/1/35                        AAA              4,870,000
    10,195,000 U. of CA Rev. Bonds (Med. Ctr.),
               AMBAC,  5.7s, 7/1/11                  Aaa             11,533,094
               Vallejo, COP (Marine World
               Foundation)
    10,000,000 7.2s, 2/1/26                          BBB-/P          10,325,000
     4,000,000 7s, 2/1/17                            BBB-/P           4,200,000
    25,635,000 Valley Hlth. Syst. COP, 6 7/8s,
               5/15/23                               B+              18,104,719
                                                                 --------------
                                                                  2,556,942,524

Puerto Rico (10.9%)
-------------------------------------------------------------------------------
    14,000,000 Children's Trust Fund Tobacco
               Settlement Rev. Bonds, 5 1/2s,
               5/15/39                               Baa2            12,145,000
               Cmnwlth. of PR, G.O. Bonds
    11,110,000 FSA, 6 1/2s, 7/1/12                   Aaa             13,762,513
     3,960,000 (Pub. Impt.), Ser. A, FGIC, 5 1/2s,
               7/1/22                                Aaa              4,563,900
    25,000,000 (Pub. Impt.), Ser. A, MBIA, 5 1/2s,
               7/1/20                                Aaa             29,031,235
     8,200,000 (Pub. Impt.), Ser. A, FGIC, 5 1/2s,
               7/1/17                                Aaa              9,573,500
     3,695,000 (Pub. Impt.), FSA, 5 1/2s, 7/1/16     Aaa              4,323,150
     4,485,000 (Pub. Impt.), Ser. A, MBIA, 5 1/2s,
               7/1/16                                Aaa              5,247,450
     6,850,000 (Pub. Impt.), Ser. A, FGIC, 5 1/2s,
               7/1/15                                Aaa              8,014,500
     9,735,000 FGIC, 5 1/2s, 7/1/13                  Aaa             11,353,444
    14,000,000 (Pub. Impt.), FSA, 5 1/4s, 7/1/20     Aaa             15,872,500
     6,075,000 (Pub. Impt.), FSA, 5 1/4s, 7/1/16     Aaa              6,955,875
               Cmnwlth. of PR, Hwy. & Trans. Auth.
               Rev. Bonds
     5,515,000 Ser. B, MBIA, 5 7/8s, 7/1/35          AAA/P            6,211,269
     2,985,000 Ser. B, MBIA, 5 7/8s, 7/1/35
               (Prerefunded)                         AAA/P            3,559,613
     9,000,000 Ser. E, FSA, 5 1/2s, 7/1/23           Aaa             10,305,000
     5,000,000 Ser. E, FSA, 5 1/2s, 7/1/21           Aaa              5,800,000
     9,000,000 Ser. AA, MBIA, 5 1/2s, 7/1/19         Aaa             10,496,250
     9,000,000 Ser. AA, MBIA, 5 1/2s, 7/1/17         Aaa             10,507,500
               Cmnwlth. of PR, Muni. Fin. Agcy.
               Rev. Bonds, Ser. A, FSA
     2,000,000 5 1/4s, 8/1/20                        Aaa              2,172,500
     3,000,000 5 1/4s, 8/1/18                        Aaa              3,303,750
               Cmnwlth. of PR, Pub. Bldg. Auth.
               Rev. Bonds, Ser. H
     5,000,000 AMBAC, 5 1/2s, 7/1/18                 Aaa              5,837,500
    17,425,000 FGIC, 5 1/4s, 7/1/14                  Aaa             19,973,406
               PR Elec. Pwr. Auth. Rev. Bonds
     9,565,000 Ser. KK, MBIA, 5 1/2s, 7/1/15         Aaa             11,191,050
     5,800,000 Ser. JJ, MBIA, 5 1/4s, 7/1/14         Aaa              6,648,250
    11,175,000 Ser. JJ, MBIA, 5 1/4s, 7/1/13         Aaa             12,809,344
     4,000,000 Ser. JJ, MBIA, 5 1/4s, 7/1/11         Aaa              4,580,000
    25,000,000 Ser. NN, MBIA, 4 3/4s, 7/1/33         Aaa             25,156,250
    15,000,000 PR Indl. Tourist Edl. Med. & Env.
               Control Fac. Rev. Bonds (Cogen.
               Fac.-AES PR Project), 6 5/8s, 6/1/26  Baa2            15,862,500
    30,000,000 PR Infrastructure Fin. Auth. Special
               Rev. Bonds, Ser. A, 5 1/2s, 10/1/40   Aaa             32,737,500
    10,000,000 U. of PR Rev. Bonds, Ser. O, MBIA,
               5 3/8s, 6/1/30                        Aaa             10,512,500
                                                                 --------------
                                                                    318,507,249
-------------------------------------------------------------------------------
               Total Investments (cost $2,607,164,369)           $2,875,449,773
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $2,934,264,118.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at September 30, 2003 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at September 30, 2003. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Independent auditors' report.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at September 30, 2003 was $63,816,738 or 2.2% of net assets.

      The rates shown on VRDN and FRB are the current interest rates shown at September 30, 2003.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at September 30, 2003.

      The fund had the following industry group concentrations greater than 10% at September 30, 2003 (as a percentage of net assets):

        Water & sewer           19.6%
        Utilities               18.3
        Transportation          12.0

      The fund had the following insurance concentrations greater than 10% at September 30, 2003 (as a percentage of net assets):

        MBIA                    25.6%
        AMBAC                   21.6

      The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
September 30, 2003

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$2,607,164,369) (Note 1)                                       $2,875,449,773
-------------------------------------------------------------------------------
Cash                                                                  119,898
-------------------------------------------------------------------------------
Interest and other receivables                                     39,149,474
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                              1,348,781
-------------------------------------------------------------------------------
Receivable for securities sold                                     39,005,485
-------------------------------------------------------------------------------
Total assets                                                    2,955,073,411

Liabilities
-------------------------------------------------------------------------------
Distributions payable to shareholders                               5,174,397
-------------------------------------------------------------------------------
Payable for securities purchased                                    4,719,089
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          5,305,096
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        3,407,665
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            336,274
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                179,625
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            2,503
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                              1,554,754
-------------------------------------------------------------------------------
Other accrued expenses                                                129,890
-------------------------------------------------------------------------------
Total liabilities                                                  20,809,293
-------------------------------------------------------------------------------
Net assets                                                     $2,934,264,118

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                $2,684,879,346
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                        4,459,280
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)             (23,359,912)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                        268,285,404
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $2,934,264,118
-------------------------------------------------------------------------------
Computation of net asset value and offering price
Net asset value and redemption price per class A share
($2,540,223,672 divided by 294,576,025 shares)                          $8.62
-------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.62)*                  $9.05
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($352,860,814 divided by 40,954,776 shares)**                           $8.62
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($32,170,501 divided by 3,717,203 shares)**                             $8.65
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($9,009,131 divided by 1,046,802 shares)                                $8.61
-------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.61)***                $8.90
-------------------------------------------------------------------------------
  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended September 30, 2003

Interest income:                                                 $161,291,087
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                   13,973,248
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                      2,278,111
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             74,676
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       35,723
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               5,243,871
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               3,321,054
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 314,567
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                  58,154
-------------------------------------------------------------------------------
Other                                                                 876,621
-------------------------------------------------------------------------------
Total expenses                                                     26,176,025
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                            (83,359)
-------------------------------------------------------------------------------
Net expenses                                                       26,092,666
-------------------------------------------------------------------------------
Net investment income                                             135,198,421
-------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                   (2,990,346)
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                     7,242,642
-------------------------------------------------------------------------------
Net unrealized depreciation of investments during the year        (63,940,090)
-------------------------------------------------------------------------------
Net loss on investments                                           (59,687,794)
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $75,510,627
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets
                                                             Year ended
                                                            September 30
-------------------------------------------------------------------------------
Increase (decrease) in net assets                       2003             2002
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                           $135,198,421     $147,513,663
-------------------------------------------------------------------------------
Net realized gain on investments                   4,252,296       21,659,635
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                   (63,940,090)      30,067,652
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        75,510,627      199,240,950
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From ordinary income
  Class A                                                 --          (30,855)
-------------------------------------------------------------------------------
  Class B                                                 --           (5,442)
-------------------------------------------------------------------------------
  Class C                                                 --             (234)
-------------------------------------------------------------------------------
  Class M                                                 --             (149)
-------------------------------------------------------------------------------
From tax-exempt income
  Class A                                       (118,558,523)    (127,566,901)
-------------------------------------------------------------------------------
  Class B                                        (15,129,044)     (18,030,218)
-------------------------------------------------------------------------------
  Class C                                         (1,167,251)        (916,051)
-------------------------------------------------------------------------------
  Class M                                           (491,817)        (587,031)
-------------------------------------------------------------------------------
From net realized short-term gain on investments
  Class A                                           (122,586)        (214,045)
-------------------------------------------------------------------------------
  Class B                                            (18,857)         (38,083)
-------------------------------------------------------------------------------
  Class C                                             (1,423)          (1,640)
-------------------------------------------------------------------------------
  Class M                                               (565)          (1,041)
-------------------------------------------------------------------------------
From net realized long-term gain on investments
  Class A                                        (15,936,174)      (4,800,670)
-------------------------------------------------------------------------------
  Class B                                         (2,451,452)        (854,152)
-------------------------------------------------------------------------------
  Class C                                           (185,018)         (36,781)
-------------------------------------------------------------------------------
  Class M                                            (73,446)         (23,358)
-------------------------------------------------------------------------------
Increase (decrease) from capital share
transactions (Note 4)                           (194,347,359)       4,355,837
-------------------------------------------------------------------------------
Total increase (decrease) in net assets         (272,972,888)      50,490,136

Net assets
-------------------------------------------------------------------------------
Beginning of year                              3,207,237,006    3,156,746,870
-------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $4,459,280 and
$1,557,440, respectively)                     $2,934,264,118   $3,207,237,006
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS A
--------------------------------------------------------------------------------------------------------------

Per-share                                                  Year ended September 30
operating performance                    2003          2002          2001          2000          1999
--------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                     $8.84         $8.71         $8.35         $8.25         $8.89
--------------------------------------------------------------------------------------------------------------
Investment operations:
--------------------------------------------------------------------------------------------------------------
Net investment income                     .39           .41           .42           .43           .42 (d)
--------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               (.17)          .15           .36           .10          (.59)
--------------------------------------------------------------------------------------------------------------
Total from
investment operations                     .22           .56           .78           .53          (.17)
--------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------
From net
investment income                        (.39)         (.41)         (.42)         (.43)         (.42)
--------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                           (.05)         (.02)           -- (c)        --          (.05)
--------------------------------------------------------------------------------------------------------------
Total distributions                      (.44)         (.43)         (.42)         (.43)         (.47)
--------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                           $8.62         $8.84         $8.71         $8.35         $8.25
--------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                   2.64          6.69          9.57          6.71         (2.01)
--------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                     $2,540,224    $2,739,618    $2,631,430    $2,514,181    $2,754,624
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                 .76           .75           .75           .74           .77
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                4.52          4.82          4.91          5.29          4.85
--------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  22.39          6.50          9.53         13.44         13.91
--------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Amount represents less than $0.01 per share.

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------

Per-share                                                     Year ended September 30
operating performance                   2003            2002            2001            2000            1999
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.83           $8.70           $8.34           $8.24           $8.88
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .33             .36             .36             .38             .36 (d)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.16)            .15             .37             .10            (.58)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .17             .51             .73             .48            (.22)
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.33)           (.36)           (.37)           (.38)           (.37)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.05)           (.02)             -- (c)          --            (.05)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.38)           (.38)           (.37)           (.38)           (.42)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.62           $8.83           $8.70           $8.34           $8.24
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  2.09            6.00            8.87            6.02           (2.65)
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $352,861        $420,977        $497,335        $535,160        $616,446
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.41            1.40            1.40            1.39            1.42
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               3.87            4.17            4.25            4.64            4.21
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 22.39            6.50            9.53           13.44           13.91
------------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Amount represents less than $0.01 per share.

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS C
-------------------------------------------------------------------------------------------------------------

                                                                                               For the period
                                                                                               July 26, 1999+
                                                                                                     to
Per-share                                         Year ended September 30                       September 30
operating performance               2003            2002            2001            2000            1999
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                $8.87           $8.74           $8.37           $8.26           $8.47
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income                .32             .35             .35             .37             .04 (d)
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          (.17)            .15             .37             .11            (.18)
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                .15             .50             .72             .48            (.14)
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                   (.32)           (.35)           (.35)           (.37)           (.07)
-------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                      (.05)           (.02)             -- (c)          --              --
-------------------------------------------------------------------------------------------------------------
Total distributions                 (.37)           (.37)           (.35)           (.37)           (.07)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $8.65           $8.87           $8.74           $8.37           $8.26
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)              1.83            5.83            8.81            5.97           (1.70)*
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $32,171         $30,974         $14,913          $5,510          $1,018
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)           1.56            1.55            1.55            1.54             .29*
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           3.72            4.00            4.16            4.43             .81*
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             22.39            6.50            9.53           13.44           13.91
-------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Amount represents less than $0.01 per share.

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS M
-------------------------------------------------------------------------------------------------------------

Per-share                                                  Year ended September 30
operating performance                2003            2002            2001            2000            1999
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                 $8.82           $8.69           $8.33           $8.24           $8.88
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income                 .36             .39             .39             .41             .38 (d)
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           (.16)            .15             .37             .09            (.57)
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                 .20             .54             .76             .50            (.19)
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                    (.36)           (.39)           (.40)           (.41)           (.40)
-------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                       (.05)           (.02)             -- (c)          --            (.05)
-------------------------------------------------------------------------------------------------------------
Total distributions                  (.41)           (.41)           (.40)           (.41)           (.45)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                       $8.61           $8.82           $8.69           $8.33           $8.24
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)               2.45            6.38            9.25            6.25           (2.31)
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                     $9,009         $15,668         $13,069         $11,895         $15,318
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            1.06            1.05            1.05            1.04            1.07
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)            4.21            4.51            4.60            4.98            4.56
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              22.39            6.50            9.53           13.44           13.91
-------------------------------------------------------------------------------------------------------------


(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Amount represents less than $0.01 per share.

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

    The accompanying notes are an integral part of these financial statements.




Notes to financial statements
September 30, 2003

Note 1
Significant accounting policies

Putnam California Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal and California personal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital by investing in a diversified portfolio of longer-term California tax-exempt securities. The fund may be affected by economic and political developments in the state of California.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A and class M shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a higher ongoing distribution fee than class B shares and have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end are listed after The fund's portfolio.

D) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the period ended August 6, 2003, the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund no longer participated in a committed line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2004 $596,802 of losses recognized during the period November 1, 2002 to September 30, 2003.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of post-October loss deferrals, dividends payable, defaulted bond interest, realized gains and losses on certain futures contracts, market discount and straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2003, the fund reclassified $3,050,054 to increase undistributed net investment income and $669,248 to increase paid-in-capital, with an increase to accumulated net realized losses of $3,719,302.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:


Unrealized appreciation           $283,224,388
Unrealized depreciation            (16,717,019)
                                  ------------
Net unrealized appreciation        266,507,369
Undistributed tax-exempt income      5,424,255
Undistributed ordinary income        3,791,934
Undistributed short-term gain        3,445,504
Post-October loss                     (596,802)
Cost for federal income
tax purposes                    $2,608,942,404

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.50% of the average net assets of the fund or (ii) the following annual rates expressed as a percentage of the fund's average net assets: 0.60% of the first $500 million, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended September 30, 2003, the fund's expenses were reduced by $83,359 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $3,205 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.20%, 0.85%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended September 30, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $161,633 and $175 from the sale of class A and class M shares, respectively, and received $454,449 and $12,383 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the year ended September 30, 2003, Putnam Retail Management, acting as underwriter, received $33,874 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended September 30, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $772,050,030 and $662,244,320, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At September 30, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                   Year ended September 30, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         20,954,048      $180,266,726
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        9,082,533        78,083,235
----------------------------------------------------------------
                                    30,036,581       258,349,961

Shares repurchased                 (45,495,576)     (390,953,686)
----------------------------------------------------------------
Net decrease                       (15,458,995)    $(132,603,725)
----------------------------------------------------------------

                                   Year ended September 30, 2002
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         35,427,220      $307,839,293
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        7,591,933        61,775,858
----------------------------------------------------------------
                                    43,019,153       369,615,151

Shares repurchased                 (35,179,522)     (301,709,974)
----------------------------------------------------------------
Net increase                         7,839,631       $67,905,177
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          3,267,849       $28,207,477
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        1,276,387        10,964,367
----------------------------------------------------------------
                                     4,544,236        39,171,844

Shares repurchased                 (11,271,918)      (96,708,897)
----------------------------------------------------------------
Net decrease                        (6,727,682)     $(57,537,053)
----------------------------------------------------------------

                                   Year ended September 30, 2002
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          6,746,912       $58,007,042
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        1,197,903        10,282,827
----------------------------------------------------------------
                                     7,944,815        68,289,869

Shares repurchased                 (17,431,114)     (149,656,109)
----------------------------------------------------------------
Net decrease                        (9,486,299)     $(81,366,240)
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,432,319       $12,424,074
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       109,164           941,687
----------------------------------------------------------------
                                     1,541,483        13,365,761

Shares repurchased                  (1,317,298)      (11,349,397)
----------------------------------------------------------------
Net increase                           224,185        $2,016,364
----------------------------------------------------------------

                                   Year ended September 30, 2002
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,658,550       $22,973,588
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        77,355           666,815
----------------------------------------------------------------
                                     2,735,905        23,640,403

Shares repurchased                    (950,047)       (8,195,410)
----------------------------------------------------------------
Net increase                         1,785,858       $15,444,993
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            322,139        $2,779,480
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        49,226           422,551
----------------------------------------------------------------
                                       371,365         3,202,031

Shares repurchased                 (1,100,842)        (9,424,976)
----------------------------------------------------------------
Net decrease                          (729,477)      $(6,222,945)
----------------------------------------------------------------

                                   Year ended September 30, 2002
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            990,621        $8,574,824
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        50,416           432,523
----------------------------------------------------------------
                                     1,041,037         9,007,347

Shares repurchased                    (768,464)       (6,635,440)
----------------------------------------------------------------
Net increase                           272,573        $2,371,907
----------------------------------------------------------------


Note 5
Regulatory matters and litigation

On November 13, 2003, Putnam Management agreed to entry of an order by the Securities and Exchange Commission in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by certain investment professionals. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings that it willfully violated provisions of the securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings initiated by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. The SEC's and Commonwealth's allegations also serve as the general basis for numerous lawsuits, including purported class action lawsuits, filed against Putnam Management and certain related parties, including certain open-end Putnam funds. Putnam Management has agreed to bear any reasonable legal costs incurred by the Putnam funds in connection with defending these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending actions will have a material adverse financial impact on the fund is remote, and that the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's trading policies and controls. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.


Federal tax information
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax-exempt for Federal income tax purposes.

The fund paid short-term capital gain dividends of $143,431.

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.



About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman and Managing Director of First Reserve
Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York, and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee Putnam Investment Trust (a closed-end investment company). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget, and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of the University of Michigan Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution, and telecommunications infrastructure). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company) and prior to March 2000 he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a partner in and Chairman of Cambus-Kenneth Bloodstock, LLC (cattle and thoroughbred horses). She is President Emeritus of Mount Holyoke College.

Dr. Kennan serves as a Trustee of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. She is a Trustee of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of Alex. Brown Realty, Inc., The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light), and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp.

Mr. Mullin also served as a Director of Dillon, Read & Co., Inc. until October 1997 and The Ryland Group, Inc. until January 1998. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc.

Mr. Patterson serves as Chairman of the Joslin Diabetes Center, as a Trustee of Sea Education Association, and as a Director of Brandywine Trust Company. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment advisor involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment, and development firm).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens serves as a Director of Xcel Energy Incorporated (a public utility company), TransCanada Pipelines Limited, Norske Canada, Inc. (a paper manufacturer), and Qwest Communications. Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

W. Nicholas Thorndike (3/28/33), Trustee since 1992

Mr. Thorndike serves on the boards of various corporations and charitable organizations.

Mr. Thorndike is a Director of Courier Corporation (a book publisher and manufacturer) and The Providence Journal Co. (a newspaper publisher). He is also a Trustee of Northeastern University and an honorary Trustee of Massachusetts General Hospital, where he previously served as Chairman and President. Prior to September 2000, he was a Director of Bradley Real Estate, Inc.; prior to April 2000, he was a Trustee of Eastern Utilities Associates; and prior to December 2001, he was a Trustee of Cabot Industrial Trust.

Mr. Thorndike has also served as Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis (a registered investment advisor that manages mutual funds and institutional assets), as a Trustee of the Wellington Group of Funds (currently The Vanguard Group), and as Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment advisor). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert Price & Rhoads in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is Chairman of Putnam Investments and a Director of Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2003, there were 102 Putnam Funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Smith serves as a Director of Marsh & McLennan Companies, Inc.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Treasurer and Principal Financial
Officer
Since 1989

Managing Director, Putnam Investments and Putnam Management

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and Putnam
Management

Karnig H. Durgarian (1/13/56)
Vice President and Principal Executive Officer
Since 2002

Senior Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Managing Director, Putnam Investments. Prior to July 2001,
Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Gordon H. Silver (7/3/47)
Vice President
Since 1990

Senior Managing Director, Putnam Investments, Putnam
Management and Putnam Retail Management

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

William H. Woolverton (1/17/51)
Vice President and Chief Legal Officer
Since 2003

Managing Director, Putnam Investments, Putnam Management and
Putnam Retail Management

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square, Boston, MA 02109.



Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian
Putnam Fiduciary Trust Company

Legal Counsel
Ropes & Gray LLP

Independent Auditors
KPMG LLP

Trustees
John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam California Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS



Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN045-203399  027/337/2MX/677  11/03

Not FDIC Insured    May Lose Value    No Bank Guarantee



Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: November 25, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                     ---------------------------
                                     Karnig H. Durgarian
                                     Principal Executive Officer
Date: November 25, 2003



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: November 25, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: November 25, 2003